                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         BONE CARE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         Bone Care International, Inc.
                               One Science Court
                            Madison, Wisconsin 53711
                                 (608) 236-2500

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The annual meeting of shareholders of Bone Care International, Inc. will be held at the UW Health Research Park Clinic, 621 Science Drive, Madison, Wisconsin, on Wednesday, November 17, 1999, at 1:00 p.m., local time, for the following purposes:

    (1) To elect two (2) Directors to serve until the 2002 annual meeting of shareholders.

    (2) To transact any other business as may properly come before the meeting or any adjournments thereof.

  Only shareholders of record at the close of business on October 8, 1999, the record date for the meeting, will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                                   IMPORTANT

  To ensure your representation at the meeting, please sign and date the enclosed proxy, and return it immediately in the enclosed stamped envelope. Sending in your proxy will not prevent you from personally voting your shares at the meeting, since you may revoke your proxy by attending the meeting and voting in person or by advising our assistant secretary in writing (by later-dated proxy which is voted at the meeting or otherwise) of such revocation at any time before it is voted.

                                            By Order of the Board of
                                             Directors,

                                            Charles W. Bishop, Ph.D.
                                            President and Chief Executive
                                             Officer

Madison, Wisconsin
October 21, 1999

                         Bone Care International, Inc.
                               One Science Court
                           Madison, Wisconsin 53711
                                (608) 236-2500

                               -----------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Bone Care International, Inc. ("Bone Care", "we", "our" or "us") for use at the annual meeting of shareholders to be held at the UW Health Research Park Clinic, 621 Science Drive, Madison, Wisconsin, Wednesday, November 17, 1999, at 1:00 p.m., local time, and at any adjournments thereof.

  At the meeting, shareholders will consider a proposal to elect two (2) Directors to serve until the 2002 annual meeting of shareholders. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such matters at their discretion.

  Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by attending the meeting and voting in person or by advising our assistant secretary of such revocation in writing (by later-dated proxy which is voted at the meeting or otherwise).

                              PROXY SOLICITATION

  Proxies will be solicited by mail. In addition to solicitation by mail, certain of our officers and employees may solicit by telephone, telegraph, and personally. The cost of the solicitation will be borne by Bone Care. The notice of the meeting, this proxy statement, the accompanying form of proxy and the annual report on Form 10-K filed with the Securities and Exchange Commission, including financial statements for the fiscal year ended June 30, 1999, were first mailed to shareholders on or about
October 21, 1999.

                         SHAREHOLDERS ENTITLED TO VOTE

  Only holders of record of the shares of our common stock at the close of business on October 8, 1999, the record date for the meeting, are entitled to notice of and to vote at the meeting and at any adjournments thereof. Shareholders will be entitled to one vote for each full share held. On October 8, 1999, there were 10,173,396 shares of common stock outstanding.

                              VOTING INFORMATION

  A shareholder may, with respect to the election of Directors, (i) vote for the election of both nominees named below to serve until the 2002 annual meeting of shareholders, (ii) withhold authority to vote for both nominees, or
(iii) vote for the election of one nominee and withhold authority to vote for the other nominee by striking a line through such other nominee's name on the proxy.

  Proxies in the accompanying form, properly executed and received by us at or prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder as to a proposal, the shareholder's proxy will be voted "FOR" the election of the Director nominees named in this proxy statement. If a proxy is marked to indicate that all or a portion of the shares represented by such proxy are not being voted with respect to the proposal, such non-voted shares will not be considered present and entitled to vote on the proposal, although such shares may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

  The affirmative vote of a plurality of the votes cast by the shares present in person or by proxy at the meeting and entitled to vote in the election of Directors is required to elect Directors. Thus, if a quorum is present, the two persons receiving the greatest number of votes will be elected to serve as Directors. Accordingly, non-voted shares with respect to the election of Directors will not affect the outcome of the election of Directors. In addition, withholding authority to vote for a Director nominee will not prevent such nominee from being elected.

                            PURPOSE OF THE MEETING

Election of Directors

  Our by-laws authorize the Board of Directors to fix the number of Directors, provided that such number shall not be less than five nor more than twelve. Currently, the number is fixed at five. The by-laws stagger the Board of Directors by dividing the number of Directors into three classes, with one class being elected each year for a term of three years. For the 1999 annual meeting, two Directors, Martin Barkin, M.D. and Charles R. Klimkowski, CFA, are nominees for election.

  The table below sets forth certain information with respect to the nominees for election as directors of Bone Care to serve until the 2002 annual meeting of shareholders. Unless otherwise specified, the shares of common stock represented by the proxies solicited hereby will be voted "FOR" the election as a Director of the persons named below, who have been nominated by the Board of Directors. If, at or prior to such person's election, either nominee shall be unwilling or unable to serve, it is presently intended that the proxies solicited hereby will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe either nominee will be unwilling or unable to serve.

                                                   Principal Occupations
        Name and Age        Positions Held          During Past 5 Years
 -------------------------- -------------- ------------------------------------
 To serve until the 2002 annual meeting of shareholders:
 Martin Barkin, M.D.           Director    Director since 1993; President and
  Age 63                                   Chief Executive Officer of Draxis
                                           Health, Inc. (A pharmaceutical
                                           company) since 1992; Partner and
                                           National Practice Leader for
                                           HealthCare at KPMG Canada from 1991
                                           to 1992; Deputy Minister of Health
                                           for the Province of Ontario from
                                           1987 to 1991; Director of Novopharm
                                           Biotech (a biotech research and
                                           development company).
 Charles R. Klimkowski, CFA    Director    Director since March 1999; Director
  Age: 64                                  of Theragenics Corp. Mr. Klimkowski
                                           served as Chairman of Theragenics
                                           from December 1994 to June 1997 and
                                           Co-chairperson from June 1997 to
                                           June 1998. Theragenics is a publicly
                                           traded company producing and selling
                                           implantable radiation devices for
                                           the treatment of cancer. Prior to
                                           his retirement in August 1998, Mr.
                                           Klimkowski served as Chief Operating
                                           Officer and Director of Investments
                                           of ABN AMRO Asset Management (USA)
                                           Inc.

  The Board of Directors recommends you vote FOR the nominees named above to serve on the Board of Directors of Bone Care.

  The following table sets forth certain information about our Directors whose terms of office will continue after the 1999 annual meeting.

                                                     Principal Occupations
       Name and Age          Positions Held           During Past 5 Years
       ------------       --------------------- -------------------------------
 Term expires at the 2001 annual meeting of shareholders:
 Richard B. Mazess, Ph.D. Chairman of the Board Director since 1984; Founder of
 Age 60                                         Bone Care; Chairman of the
                                                Board since February 1996;
                                                President since inception of
                                                Bone Care in 1984 through
                                                February, 1996; President and
                                                Director of Lunar Corporation
                                                since 1974; Professor Emeritus
                                                of Medical Physics at the
                                                University of Wisconsin--
                                                Madison since 1985. Lunar
                                                develops and sells x-ray and
                                                ultrasound densitometers for
                                                the diagnosis and monitoring of
                                                osteoporosis and other
                                                metabolic bone diseases. Lunar
                                                also develops and sells medical
                                                imaging equipment used by
                                                orthopedists and radiologists
                                                for imaging extremities.
 Terms expiring at the 2000 annual meeting of shareholders:
 Robert A. Beckman        Director              Director since 1989; Vice
 Age 45                                         President of Finance for the
                                                period May, 1996 through
                                                November 14, 1996; Vice
                                                President of Finance for Lunar
                                                Corporation since 1987.
 Charles W. Bishop, Ph.D. President and Chief   Director since 1989; President
 Age 48                    Executive Officer    and Chief Executive Officer
                                                since February, 1996; Vice
                                                President from March, 1990 to
                                                February, 1996.

  Directors do not receive cash compensation for serving as members of the Board. Pursuant to the Bone Care International, Inc. 1996 Stock Option Plan, annual awards of non-qualified stock options to purchase 9,000 shares of common stock at the fair market value on the grant date have been granted to non-employee Directors. These stock options expire ten years after their grant date and become exercisable in equal one-third increments on the first three anniversaries of the grant date. In March 1999, Mr. Klimkowski was granted non-qualified stock options to purchase 37,500 shares of common stock at the fair market value on the grant date. These stock options expire ten years after their grant date. 7,500 of these stock options become exercisable nine months after the grant date, and 30,000 of these stock options become exercisable in equal one-third annual increments on the first three anniversaries of the grant date.

  During the year ended June 30, 1999, four meetings of the Board of Directors were held. Four of the five Directors attended 100% of the meetings in person or by telephone. One of the Directors was unable to attend one of the four meetings. The Board of Directors has an audit committee. The audit committee, composed of non-employee Directors, oversees the audit of the corporate accounts through independent public accountants whom it recommends for selection by the Board of Directors. The committee reviews the scope of the audit with such accountants and their related fees. The audit committee did not hold any formal meetings during the fiscal year ended June 30, 1999. Its members are Mr. Klimkowski and Mr. Beckman. The compensation committee, composed of non-employee Directors, determines the compensation and benefits for officers (other than grants of stock options), and makes recommendations to the Board of Directors concerning compensation arrangements for the President and Chief Executive Officer and Board of Directors. Mr. Klimkowski and Dr. Mazess are members of the compensation committee. The compensation committee did not hold any formal meetings during the fiscal year ended June 30, 1999. Bone Care does not have a nominating committee of the Board of Directors. However, our by-laws provide that the Board may establish additional committees as it deems advisable.

Section 16(a) Beneficial Ownership Reporting Compliance

  Our Directors and officers are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, our common stock, including options to purchase common stock, including stock options. Reports received by us indicate that all reports were filed on a timely basis.

           SECURITIES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS,
                       DIRECTORS AND EXECUTIVE OFFICERS

  The following table lists all institutions and individuals known by us to beneficially own more than 5% of Bone Care's common stock as of October 13, 1999. The table also summarizes information for our Directors and executive officers, individually and as a group.

  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Beneficial ownership generally includes voting or investment power with respect to securities. Common stock subject to an option that is exercisable within 60 days of October 13, 1999 is deemed to be beneficially owned by the person holding the option when computing ownership, but is not treated as outstanding when computing the ownership of any other person. We have determined each beneficial owner's percentage ownership by assuming that stock options held by such person which are exercisable within 60 days of October 13, 1999, have been exercised. Except as indicated by the footnotes to the table below, we believe, based on information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 11,402,454 shares of common stock outstanding as of October 13, 1999.

                                                 Amount and Nature of Percent of
      Name of Beneficial Owner                   Beneficial Ownership   Class
      ------------------------                   -------------------- ----------
      Richard B. Mazess, Ph.D. (1).............       3,111,710          27.3%
       313 West Beltline Highway
       Madison, WI 53713
      Dresdner RCM Global Investors LLC (2)....         995,900           8.7
       4 Embarcadero Center
       Suite 3000
       San Francisco, CA 94111
      T. Rowe Price Associates, Inc. (3).......         885,200           7.8
       100 E. Pratt Street
       Baltimore, MD 21202
      State of Wisconsin Investment Board .....       2,008,000          17.6
       Lake Terrace
       121 E. Wilson Street
       Madison, WI 53707
      Martin Barkin, M.D. (4)..................           9,000             *
      Robert A. Beckman (5)....................          53,346             *
      Charles W. Bishop, Ph.D. (6).............         126,627           1.2
      Dale W. Gutman (7).......................          10,200             *
      Charles R. Klimkowski, CFA...............          30,000             *
      Paul V. Peterson (8).....................           6,000             *
      All Directors and Executive Officers as a       3,352,883          29.0
       Group (7 persons) (9)...................

--------
*   Less than 1 percent (1%)

 (1) Includes 1,608,950 shares of common stock held by Dr. Mazess in joint tenancy with his wife and 587,500 shares of common stock held by Dr. Mazess as custodian for his daughters.
 (2) Based on Amendment No. 3 to Schedule 13G dated February 12, 1999, furnished to us, Dresdner RCM Global Investors LLC, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, had sole voting power with respect to 895,900 shares of common stock and sole dispositive power with respect to 995,900 share of common stock. Based on that Amendment No. 3 to Schedule 13G, Dresdner RCM Global Investors LLC is a wholly-owned subsidiary of Dresdner Bank AG and Dresdner Bank AG may be deemed to be the beneficial owner of such common stock to the extent that Dresdner RCM Global Investors LLC is deemed to be the beneficial owner.
 (3) Based on Amendment No. 1 to Schedule 13G dated February 12, 1999, furnished to us, T. Rowe Price Associates, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, had voting power with respect to no shares of common stock and had dispositive power with respect to 885,200 shares of common stock, and T. Rowe Price Small Cap Value Fund, Inc., an investment company registered under Section 8 of the Investment Company Act of 1940, had sole voting power with respect to 885,200 shares of common stock and sole dispositive power with respect to no shares of common stock.
 (4) Includes 9,000 shares of common stock issuable within 60 days upon exercise of stock options.
 (5) Includes 41,000 shares of common stock issuable within 60 days upon exercise of stock options.
 (6) Includes 88,000 shares of common stock issuable within 60 days upon exercise of stock options and 2,800 shares of common stock held by Dr. Bishop as custodian for his children.
 (7) Includes 7,200 shares of common stock issuable within 60 days upon exercise of stock options.
 (8) Includes 6,000 shares of common stock issuable within 60 days upon exercise of stock options.
 (9) Includes 151,200 shares of common stock issuable within 60 days upon exercise of stock options.

                            EXECUTIVE COMPENSATION

Board of Directors Report on Executive Compensation

  The following is a report submitted by the Board of Directors addressing our compensation policy as it related to the President and Chief Executive Officer for fiscal year 1999. With respect to the other executive officers, Richard B. Mazess, Chairman of Bone Care, received no direct compensation. Bone Care paid Lunar Corporation fees aggregating $42,000 during fiscal year 1999 pursuant to a Transition Agreement for substantially all the services that Dr. Mazess and Lunar provided to Bone Care.

  This report by the Board of Directors and the performance graph contained in this proxy statement shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and they shall not otherwise be deemed filed under such Acts.

  The goal of Bone Care's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while also retaining and motivating executive officers and other key employees. Bone Care's executive compensation program integrates annual base salary with cash bonuses and stock options based upon corporate performance, employee initiatives and performance overall.

  In determining the appropriate kinds and levels of compensation of the Chief Executive Officer and other executive officers, the Board of Directors considered that Bone Care has been primarily a research and development company with nominal revenues. The Board believes that annual base salaries should be designed to attract and retain qualified executives and has granted stock options periodically to ensure those executives have a motivating and continuing stake in Bone Care's long-term success. Further, the Board views stock options as an effective incentive for executives to create value for shareholders, since the value of a stock is directly related to stock price.

  The compensation of the Chief Executive Officer is more heavily weighted toward stock options than base salary and cash bonuses. In 1996, when Bone Care became a publicly traded company, the Board of Directors granted an option to purchase 150,000 shares of common stock to the Chief Executive Officer. The Board granted the Chief Executive Officer an option to purchase an additional 10,000 shares of common stock in 1997. Since joining Bone Care, the Chief Executive Officer has been granted options to purchase 173,691 shares of common stock. The Chief Executive Officer's salary for the fiscal years ended 1999 and 1998 remained unchanged at $150,000. The cash bonus received by the Chief Executive Officer was $6,900 for fiscal 1999.

  The Board evaluates the compensation of the other executive officers annually and adjusts overall compensation packages based on performance toward achieving Bone Care's short-term and long-term objectives. The Board of Directors does not use a fixed formula for determining base salary, bonuses, or long-term compensation.

  The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with Bone Care's goals and shareholder interests. The Board of Directors believes that compensation levels during fiscal year 1999 adequately reflect Bone Care's compensation goals and policies.

                                            Respectfully submitted,

                                            Martin Barkin, M.D.
                                            Robert A. Beckman
                                            Charles W. Bishop, Ph.D.
                                            Charles R. Klimkowski, CFA
                                            Richard B. Mazess, Ph.D.

Summary Compensation Table

  The following table summarizes information regarding compensation during the fiscal years ended June 30, 1999, 1998, and 1997, for our President and Chief Executive Officer and two other executive officers.

                                        Annual              Long-Term
                                     Compensation          Compensation
                                    --------------- --------------------------
                                                    Securities
   Name and Principal        Fiscal                 Underlying    All Other
   Position                   Year   Salary  Bonus  Options(#) Compensation(1)
   ------------------        ------ -------- ------ ---------- ---------------
   Charles W. Bishop,
    Ph.D...................   1999  $150,000 $6,900      --        $2,301
    President, and Chief      1998   150,000  4,225      --         2,290
    Executive Officer         1997   143,846  2,250   10,000        2,116

   Paul V. Peterson........   1999   151,538  7,000      --           --
    Vice President--Sales     1998    31,731    --    30,000          --
    and Marketing             1997       --     --       --           --

   Dale W. Gutman..........   1999    93,531  9,825      --         1,595
    Vice President--Finance   1998    61,000  9,906   13,000        1,604
                              1997    11,538    --    10,000          --

--------
(1) Amounts shown consist of Bone Care contributions to a 401(K) plan.

Fiscal Year-End Option Values

  The following table reflects stock options exercised during the year ended June 30, 1999, by the individuals named in the summary compensation table. None of the named officers exercised stock options during the year ended June 30, 1999. The value of unexercised stock options was based upon the closing price of our common stock of $9.875 on June 30, 1999, as reported by the Nasdaq National Market, minus the exercise price.

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised         In-the-Money
                              Stock Options at Fiscal   Stock Options at Fiscal
                                    Year End(#)               Year End($)
                             ------------------------- -------------------------
    Name                     Exercisable Unexercisable Exercisable Unexercisable
    ----                     ----------- ------------- ----------- -------------
Charles W. Bishop, Ph.D.....   88,000       62,000      $668,760     $459,590
Paul V. Peterson............    6,000       24,000         6,750       27,000
Dale W. Gutman..............    7,200       13,800        20,600       43,275

Compensation Committee Interlocks and Insider Participation

  During the fiscal year ended June 30, 1999, Dr. Mazess served on the compensation committee of the Board of Directors. Dr. Mazess was President of Bone Care since its inception in 1984 through February 1996.

                               PERFORMANCE GRAPH

  The following line graph compares the cumulative total shareholder return on our common stock for the period commencing May 9, 1996, and ending June 30, 1999, with the cumulative total shareholder return of Standard & Poor's 500 Stock Index (the "S & P 500") and Standard & Poor's Bio Technology--Small Cap Index (the "S & P Biotech--Small Cap").

                         [Bone Care Performance Graph]

                                    05/09/96 06/30/96 06/30/97 06/30/98 06/30/99
                                    -------- -------- -------- -------- --------
S&P 500............................   $100     $105     $141     $184     $226
S&P BioTechnology--Small Cap.......   $100     $ 94     $ 64     $ 56     $ 53
Bone Care International, Inc.......   $100     $111     $221     $298     $336

  The performance graph assumes $100 dollars invested on May 9, 1996, in each of our common stock, the S & P 500 Index, and the S & P Biotech--Small Cap Index. The graph also assumes the reinvestment of dividends. Our common stock was distributed by Lunar to its shareholders on May 8, 1996. The first trading day for our common stock was May 9, 1996.

                             CERTAIN TRANSACTIONS

Relationship with Lunar

  Dr. Mazess, the Chairman of the Board of Bone Care, is also the Chairman of the Board, President and Chief Executive Officer of Lunar and is the beneficial owner of approximately 33% of the outstanding common stock of Lunar. Mr. Beckman, a member of our Board of Directors, is also Vice President of Finance of Lunar.

  Under an agreement with Lunar, employees of Lunar provide 401(k) plan administration and other services to us. As compensation for the services, we paid Lunar a monthly fee of $3,500 during the year ended June 30, 1999. Payments made by us to Lunar during fiscal year 1999 were $42,000 in the aggregate.

1998 Sale of Common Stock

  On July 24, 1998, we completed a directed public offering of 1,326,000 shares of our common stock at a price of $8.00 per share. The price per share represented an approximate 5% discount from the average closing bid price of the previous 5 days. We sold shares of common stock in the offering to the following Directors and principal shareholders:

                                                   Number of shares purchased
      Name                                        in 1998 common stock offering
      ----                                        -----------------------------
      Richard B. Mazess, Ph.D....................            170,000
       Chairman
      Charles W. Bishop, Ph.D....................              6,000
       President, Chief Executive Officer and
       Director
      John Kapoor, Ph.D..........................            100,000
       Director at time of offering
      T. Rowe Price Associates, Inc..............            100,000
      Dresdner RCM Global Investors LLC..........            250,000
      State of Wisconsin Investment Board........            600,000

1999 Sale of Common Stock

  On October 12, 1999, we completed a directed public offering of 1,229,058 shares of common stock to the State of Wisconsin Investment Board, a principal shareholders of Bone Care, at a price of $9.02 per share. The price per share represents an approximate 7.5% discount for the average closing price of the previous 20 days.

                             SHAREHOLDER PROPOSALS

  In order to be considered for inclusion in our proxy materials for the 2000 annual meeting of shareholders, written notice of any shareholder proposal must be delivered or mailed to and received at our principal executive offices at One Science Court, Madison, Wisconsin 53711 by June 24, 2000.

  In addition, our by-laws establish an advance notice procedure for shareholder proposals to be brought before any meeting of shareholders, including proposed nominations of persons for election to the Board of Directors. Shareholders at the 1999 annual meeting may consider shareholder proposals or nominations brought by a shareholder of record on October 8, 1999, who is entitled to vote at the annual meeting and who has given our Assistant Secretary timely written notice, in proper form, of the shareholder's proposal or nomination. A shareholder proposal or nomination intended to be brought before the 1999 annual meeting must have been received by the assistant secretary on or after August 18, 1999, and on or prior to September 17, 1999. The 2000 annual meeting is expected to be held on November 15, 2000. Accordingly, a shareholder proposal or nomination intended to be brought before the 2000 annual meeting must be received by the assistant secretary on or after August 17, 2000, and on or prior to September 16, 2000.

                              FINANCIAL STATEMENTS

  A copy of our annual report on Form 10-K filed with the Securities and Exchange Commission, containing audited consolidated financial statements for the fiscal year ended June 30, 1999, is enclosed herewith.

                                     OTHER

  KPMG LLP served as our independent accountants for the year ended June 30, 1999. A decision regarding the selection of independent accountants to audit our consolidated financial statements for the year ending June 30, 2000, has not yet been made. It is expected that a representative of KPMG LLP will attend the 1999 annual meeting, with the opportunity to make a statement if he should desire, and will be available to respond to appropriate questions.

                                            By Order of the Board of
                                             Directors,

                                            Charles W. Bishop, Ph.D.
                                            President and Chief Executive
                                             Officer

Madison, Wisconsin
October 21, 1999

A COPY OF OUR ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1999, (OTHER THAN EXHIBITS NOT SPECIFICALLY INCORPORATED BY REFERENCE THEREIN) WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF OUR COMMON STOCK AS OF OCTOBER 8, 1999, ON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON DIRECTED TO: BONE CARE INTERNATIONAL, INC., ONE SCIENCE COURT, MADISON, WISCONSIN 53711, ATTENTION:
DALE W. GUTMAN AT (608) 236-2590.

                                  (Label Here)



                                   Proxy for
                         Bone Care International, Inc.
                         Annual Meeting of Shareholders
                               November 17, 1999


     The undersigned hereby appoints Charles W. Bishop, Ph.D., and Dale W. Gutman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of the common stock of BONE CARE INTERNATIONAL, INC., which the undersigned, as designated below, would be entitled to vote if personally present at the annual meeting of shareholders to be held at UW Health Research Park Clinic, 621 Science Drive, Madison, Wisconsin, on Wednesday, November 17, 1999, at 1:00 PM local time, and at any adjournments thereof as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BONE CARE.

(1)  ELECT DIRECTORS
          GRANT AUTHORITY                WITHHOLD AUTHORITY
          to vote for nominees [_]       to vote for nominees [_]
          listed below                   listed below

     Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

          Martin Barkin, M.D.            Charles Klimkowski, CFA


(2) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

     This proxy will be voted as specified. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE AND, IN THE DISCRETION OF THE PERSONS DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     Please date this proxy and sign exactly as your name or names appear hereon. If shares are held jointly, one or more owners should sign. Administrators, executors, trustees and others signing in representative capacity should indicate the capacity in which they sign. The undersigned hereby revokes all proxies heretofore given to vote at the aforesaid meeting.


                         Dated _________________________, 1999




      Co-Owner Sign Here             Shareholder Sign Here